SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        May 12, 2003
--------------------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number


                     Ohio                                    31-0987416
---------------------------------------------           --------------------
State or other jurisdiction of incorporation)           (I.R.S. Employer
                                                         Identification Number)

          138 Putnam Street
            P.O. Box 738,
           Marietta, Ohio                             45750
----------------------------------------           ----------
(Address of principal executive office)            (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp Inc. (Nasdaq: PEBO) announced its acquisition of Kentucky Bancshares Incorporated. The release is included herewith as
         Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


EXHIBIT NUMBER                   DESCRIPTION
--------------                   --------------------------------
     99                          News Release issued May 12, 2003

Item 8. Change in Fiscal Year
         Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  May 12, 2003                PEOPLES BANCORP INC.
                                   -------------------------------------
                                   Registrant



                          By: /s/  ROBERT E. EVANS
                                   -------------------------------------
                                   Robert E. Evans
                                   President and Chief Executive Officer




        Exhibit Number                             Description
----------------------------------       --------------------------------
              99                         News Release issued May 12, 2003